Exhibit 99.1

Reasons to Buy MUX 1. Surfacing Copper Value 2. Turnaround in Progress 3. Unique Insider Ownership All figures in US Dollars John Tumazos Very Independent Research Conference February 17, 2022

MUX MUX: Cautionary Statement This presentation and the information included herein do not constitute an offer to buy or the solicitation of an offer to subscribe for or to buy any of the securities described herein, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . This presentation contains certain forward - looking statements and information, including "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("Forward - looking Statements") . The Forward - looking Statements are intended to be subject to the safe harbor provided by Section 27 a of the Securities Act of 1933 , Section 21 e of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act of 1995 . The Forward - looking Statements express, as at the date of this presentation, McEwen Mining Inc . (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results . Forward - looking Statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies . There can be no assurance that such statements and information will prove to be accurate . Therefore, actual results and future events could differ materially from those anticipated in such statements and information . Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the Forward - looking Statements include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, risk of delisting from a public exchange, and other risks . Readers should not place undue reliance on Forward - looking Statements, which speak only as of the date hereof . The Company undertakes no obligation to reissue or update Forward - looking Statements as a result of new information or events after the date hereof, except as required by law . See McEwen Mining's Annual Report on Form 10 - K for the fiscal year ended December 31 , 2020 , the Quarterly Report on Form 10 - Q for the quarters ended March 31 , 2021 , June 30 , 2021 , September 30 , 2021 , and other filings with the Securities and Exchange Commission (the “SEC”), under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the Forward - looking Statements . All Forward - looking Statements made in this presentation are qualified by this cautionary statement . Unless otherwise stated, all currency information quoted in this presentation is in U . S . dollars . The technical contents of this presentation, including reserves, have been reviewed and approved by Peter Mah, P . Eng . , COO ; the exploration technical contents of this presentation including resources content have been reviewed and approved by Stephen McGibbon, EVP Exploration and Luke Willis, P . Geo . , Director of Resource Modelling ; all are Qualified Persons as defined by Canadian Securities Administrators National Instrument 43 - 101 "Standards of Disclosure for Mineral Projects" . Securities and Exchange Commission (“SEC”) . Definitions of terms under NI 43 - 101 differ materially from the definitions of those and related terms in Industry Guide 7 (“Industry Guide 7 ”) promulgated by the SEC . Under U . S . standards, mineralization may not be classified as a “Reserve” unless a determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made . Under Industry Guide 7 standards, a “Final” or “Bankable” feasibility study or other report is required to report reserves, the three - year historical average precious metals prices are used in any reserve or cash flow analysis to designate reserves and the primary environmental analysis or report must be filed with the appropriate government authority . One consequence of these differences is that “reserves” calculated in accordance with Canadian standards may not be “Reserves” under Industry Guide 7 standards . U . S . investors should be aware that the McEwen Mining properties with reserves as defined by Industry Guide 7 are the Black Fox mine, the Gold Bar project and the San Jose mine . All other properties do not have “Reserves” as defined by Industry Guide 7 and Investors are cautioned not to assume that any part or all the disclosed mineralized material will be confirmed or converted into Industry Guide 7 compliant “Reserves” . MUX

Surfacing Value Los Azules Project San Juan, Argentina

MUX Surfacing Value for MUX • $ 80 M financing expected to close Q1 2022 • Fully fund to prefeasibility stage and complete by end H2 2023 • Pre - Money Value used for $80 M financing 1 : $175 M or $0.006 / lb CuEq • Post financing ownership: M – millions. MUX shares outstanding: 459 M. 1. Ongoing financing 2. As of Feb 11, 2022. Potential Value @ Cu Price / lb Value of Los Azules Value of MUX's 69% $0.03 $987 M $681 M $0.05 $1,645 M $1,135 M MUX 17.5 M Shares 69% New Investors 8.0 M Shares 31% 25.5 M Shares 100% Current MUX Market Cap 2 $409

$US/ lb Paid for 12 Large Copper Deposits Sold in 2010-2018

Illustration of Growth in Value by Progressing from Resource to PFS and FS

	Target (Project)	Buyer	Location	PA Date	Cu Price @ PA Date	Development Stage	CuEq R&R Acquired (billion lbs)	CuEq Grade %	US$/ lb Cu Eq
1	Peregrine Metals Ltd (Altar)	Stillwater Mining Company	Argentina	07/11/2011	$4.37	Resource	12.6	0.45%	$0.036
2	Mason Resources	Hudbay Minerals	USA	10/31/2018	$2.66	PEA	14.1	0.35%	$0.002
3	Lumina Copper (Taca Taca)	First Quantum Minerals	Argentina	06/17/2014	$3.06	PEA	33.1	0.48%	$0.012
4	Antares Minerals Inc	First Quantum Minerals	Peru	10/18/2010	$3.86	PEA	13.0	0.60%	$0.034
5	Kamoa Copper Project	Zijin Mining	DRC	05/26/2015	$2.78	PEA	26.1	2.50%	$0.015
	Los Azules		Argentina			PEA	32.9	0.41%	$0.006
6	Far West Mining	Capstone Mining	Chile	04/17/2011	$4.26	PFS	4.3	0.36%	$0.155
7	Reservoir Minerals	Nevsun Resources	Serbia	04/24/2016	$2.27	PFS	3.1	4.78%	$0.134
8	Upper Kobuk Mineral Projects	South32 Limited	USA	04/10/2017	$2.60	FS	5.1	2.10%	$0.026
9	Pinto Valley from BHP	Capstone Mining	USA	04/29/2013	$3.23	FS	7.9	0.35%	$0.080
10	Augusta Resources (Rosemont)	Hudbay Minerals	USA	02/10/2014	$3.23	FS	7.3	0.50%	$0.069
11	Norsemont (Constancia)	Hudbay Minerals	Peru	01/10/2011	$4.27	FS	5.3	0.47%	$0.080
12	Indophil Resources (Tampakan)	Alson Group	Philippines	09/23/2014	$3.04	FS	32.2	0.60%	$0.008
								Avg PEA	$0.014
								Avg PFS	$0.145
								Avg FS	$0.053
								Total Avg	$0.059

Legend

PA - Public Announcement
PEA - Preliminary Economic Assessment
PFS - Pre-Feasibility Study
FS - Feasibility Study

MUX

5

MUX Los Azules: A Significant Copper Resource Source: Preliminary Economic Assessment (PEA) Oct 16, 2017 - “NI 43 - 101 Technical Report – Preliminary Economic Assessment Update for the Los Azules Project, Argentina” (Hatch). Conceptual Process Plant Indicated Inferred Animated Project Video: https://youtu.be/swTAsZlLxfI Tonnes Copper lbs Gold oz Silver oz Indicated 962 Million 10.2 Billion 0.48% 1.7 Million 0.06 g/t 55.7 Million 1.8 g/t Inferred 2,666 Million 19.3 Billion 0.33% 3.8 Million 0.04 g/t 135.4 Million 1.6 g/t

MUX Los Azules - Drilling Program 44,000 meters Definition Drilling + 9,000 meters Geotechnical / Metallurgical 3 drills on site, ramping up to 7 drills in Feb 2022

MUX Los Azules – Exploring Further for Deeper Opportunity 0.46% Cu / 120 m 1.12% Cu / 50 m 0.50% Cu / 98 m

MUX Los Azules: Work Started in July ‘21 to Open the Exploration Road

MUX 22 km of 118 km Northern Access Road Completed Awaiting permits in Q1 2022, to advance construction of the remaining sections Expected completion date of the Northern Access Road H2 2022 Villa Nueva Los Azules

Community Engagement for Los Azules

5 Community Plans Ongoing

- Led lights for the village – Completed
- Construction Materials for Health post in Villa Nueva (90% completed)
- Support police infrastructure
- Eco friendly totems for Calingasta – provide hot water and usb charges using solar power
- Education – donate 1million ARS to support the dictation of a Diploma in Calingasta in association with local universities



ESCUELA TECNICA GRAL. M. SAVIO
INGRESO

- **52 jobs created since Sept '21**
- **PCR lab, hardware Store, machinery rental, carpentry by local Calingasta providers**
- **Roads maintained/built by local San Juan providers**

MUX
13

MUX Los Azules Project Leadership Team Michael Meding – Vice President Michael Meding has over 20 years of international experience, mostly with major mining companies such as Barrick Gold and Trafigura, including extensive experience with project development and operations in Argentina . While at Barrick Gold’s Veladero mine Argentina, he played a key role in the turnaround, extension of the mine life, and subsequent strategic partnering with Shandong Gold . Mr . Meding is trilingual (Spanish - English - German) and holds an MBA from the Indiana University in Pennsylvania as well as an MBA from the Leipzig Graduate School of Management in Germany . Ruben Wallin - Environment, Safety & Community Ruben is an environment and sustainability professional with more than 30 years of experience in the global mining industry . He has broad corporate and operational management experience in the areas of environment, health and safety, community relations, government relations, permitting and tailings management . Ruben has worked extensively throughout South America and Africa and is experienced in current global industry standards and best practices . In Canada, he has been involved in the successful operation of the Detour Lake Mine, the Canadian Malartic Mine and the Victor Mine . Before joining McEwen Mining, Ruben held the position of Vice President of Environment and Sustainability for Detour Gold Corporation . Dave Tyler - Project Director Dave is a senior mining executive with over 30 years of expertise in innovation, planning, engineering, permitting, startup and operations of successful mines internationally . He has authored multiple feasibility studies of major precious and base metals mining projects globally including in South America . Mr . Tyler was previously the Study Director for Newmont Mining, VP Technical Services for Coeur Mining and was the Vice President Project Development for Twin Metals, leading a $ 1 . 1 B Copper - Nickel development project near an environmentally sensitive national wilderness area . Gary Cochran - Project & Construction Manager Gary is fluent in Spanish and is a seasoned mining and construction professional with over 35 years experience in surface mining and associated construction works . Gary has successfully led multiple large - scale projects and trained personnel to high standards of safe economical operation in all aspects of mining and construction . Gary was the Construction & Project Manager for Hudbay Minerals’ Constancia Copper Mine in Peru . He also managed the El Brocal Zinc open pit mine operations near Cerro de Pasco, Peru . He was involved in managing winter operations and an advisor to Barrick’s Veladero project in Argentina .

MUX Los Azules Earlier Stage Project That Ranks #1: Lower Altitude, Closer to Power and Easier Access Project Los Azules Rank Los Azules Filo Del Sol Josemaria Veladero Stage PEA PFS FS Mining since 2005 Altitude Pit 3,100 – 4,100 m 4,900 – 5,300 m 4,000 – 4,500 m 3,700 – 4,600 m 1 / 4 Camp 3,300 m 4,000 m 4,000 m 3,900 m Gravel Road Access Current 120 km 2 passes > 4,100 m, open Nov - May 240 km Argentina side 244 km 155 km 1 pass > 4,850 m 1 / 4 Future 115 km open year - round, in progress 130 km Chile side, proposed - - Proposed Power Grid 118 km connection To San Juan grid 127 km connection to Chile grid 252 km connection to San Juan grid None. On - site diesel generator 1 / 4 Source: Company reports

MUX Fox (Froome) Gold Bar El Gallo MUX: Diversified Growth Pipeline Gold, Silver, Copper Assets Gold 6 Development Projects Fox (Grey Fox, Froome, Stock, Fuller) Copper Los Azules El Gallo (Fenix) Argentina Mexico Nevada Ontario 4 Mines Gold Gold & Silver Gold & Silver San Jose

MUX Dream Team Rob McEwen Chairman & Chief Owner Rob has $1/ year salary, has invested $165 million in McEwen Mining and owns 18% of the company’s outstanding shares. He is the founder of Goldcorp, was awarded the 2001 PDAC Developer of the Year, the Order of Canada, and was inducted into The Canadian Mining Hall of Fame. Anna Ladd-Kruger CFO Anna has 20+ years of mining experience. She was previously CFO & VP Corp Dev at Excellon Resources, and CFO o f Trevali Mining, where she was integral to growing the company to a >$1 B market cap mid-tier producer. Anna is CPA, CMA, and holds MSc in Economics (Queen's University) and BComm (UBC). Peter Mah COO Peter has 30 years of mining experience, with a passion for developing teams and a focus on excellence and innovation. Peter set a strong track record in building, transitioning and operating mines. Peter holds BASc in Mining and Mineral Process Engineering and MASc (UBC). Stephen McGibbon Executive Vice President, Exploration Professional Geologist with extensive exploration, mine production & North American management experience, Steve was senior member of the team that discovered Goldcorp’s High Grade Zone deposit in Red Lake & drove Premier Gold’s exploration success, key asset purchases & revitalization at Geraldton mining camp. Adrian Blanco S. Director Operations, Mexico & USA Adrian has extensive mining experience, held executive positions in the Americas, led business transformations towards profitability, promoted highest standards of safety & operational excellence. He holds BBA, Chem. Eng., MSc in Corporate Finance (Salford Business School) & Executive Management certification (IPADE). Rory Greyvensteyn Director Operations, Canada Rory has over 30 years of mining experience in diversified operations, from deep level gold mining in South Africa to open pit diamond mining in Canada. He has a strong background in production and large contract management. Rory holds a BSc in Mining Engineering and a NHD in Metal Mining.

MUX 2021 Highlights 1. Gold Equivalent Ounces (GEOs) are calculated based on a gold to silver price ratio of 73:1 for Q3 2021, 68:1 for Q1 and Q2 20 21, 94:1 for Q1 2020, 104:1 for Q2 2020, 79:1 for Q3 2020 and 75:1 for full year (FY) 2021 Production Guidance. 2. Liquid assets is non - GAAP financial measure. For a description of the non - GAAP measures see "Non GAAP Financial Measures" section in th is press release; for the reconciliation of the non - GAAP measures to the closest U.S. GAAP measures, see the Management Discussion and Analysis for the year ended December 31st, 2020 filed on EDGAR and SEDAR. Cash and liquid assets include $40 million from the first tranche of private placement for the advancement of the operations of McEwen Copper. • 2021 Gold Equivalent Ounces (GEO 1 ) Production – 118.5 Koz Gold + 2.6 Moz Silver = 154.4 K GEO – 34% higher than 2020 • San José mine $10 M dividend received in 2021 • $72.7M 2 cash & liquid assets @ Sep 30, 2021 • $16 M exploration programs

MUX IMPROVED Production in 2021 Q4 & Year 2021 Compared to Q4 & Year 2020 2021 vs 2020 INCREASED Production in Q4 2021 INCREASED Production in 2021 Q4 2021 (GEOs) Q4 2020 (GEOs) Q4 2021 vs Q4 2020 2021 (GEOs) 2020 (GEOs) 2021 vs 2020 Gold Bar Mine, Nevada 10,000 5,900 +69% 43,900 27,900 +57% Fox Complex, Canada 9,500 8,000 +19% 30,000 24,400 +23% San José Mine, Argentina 20,200 14,800 +36% 76,800 54,500 +41% Gold Equivalent Ounces (GEOs) are calculated based on a gold to silver price ratio of 94:1 for Q1 2020, 104:1 for Q2 2020, 79 :1 for Q3 2020, 77:1 for Q4 2020, 68:1 for Q1 2021, 68:1 for Q2 2021, 73:1 for Q3 2021 and 77:1 for Q4 2021.

MUX Fox PEA: Higher Production, Longer Life Case A * Highlights * Case A includes Froome into the development of mines at Stock West, Grey Fox and Fuller deposits for the Fox PEA . Based on the Jan 26 , 2022 , press release “ McEwen Mining : Fox PEA – Higher Production, Longer Life” . Gold Price Sensitivity: Downside Case $1,500/oz Au Base Case $1,650/oz Au Upside Case $1,800/oz Au NPV(5%) After - Tax $108 million $175 million $240 million Mine life 12.3 yrs for 885,400 oz Au Avg annual production 72,000 oz Au Avg cash costs/ oz $800 Avg AISC/ oz $1,225

MUX Fox PEA: Higher Production, Longer Life Case B * Highlights * Case B is to show the incremental return on investment provided by the expansion of the Fox mill to 2 , 400 TPD and the development of mines at Stock West, Grey Fox and Fuller deposits . Based on the Jan 26 , 2022 , press release “ McEwen Mining : Fox PEA – Higher Production, Longer Life” . Gold Price Sensitivity: Downside Case $1,500/oz Au Base Case $1,650/oz Au Upside Case $1,800/oz Au NPV(5%) After - Tax $81 million $137 million $192 million IRR After - Tax 15% 21% 26% Payback 6.5 yrs 5.9 yrs 5.4 yrs Mine life 9.3 yrs for 751,700 oz Au Avg annual production 80,800 oz Au Avg cash costs/ oz $770 Avg AISC/ oz $1,250

MUX Exploration Driving Near - Term Production Growth & Mine Life Overview Fox Complex Stock West Initial Mineral Resource Estimate Green Carbonate (CGR) Extension to FW Stock Mine Stock Mine and Grey Fox Plunge Extensions Shallow Extensions and Some Deeper Drilling Nevada Exploration Resource Expansion Drilling at Cabin North & SW Pick Target Generation & Refinement

MUX Fox Complex - Froome: Longer Intercepts, Shallower Depth Than Black Fox Expansion Potential U/G Definition & Delineation 76% Success Rate! One Year Added to Mine Life! Above 140L & Below 200L Longitudinal Section Looking North

MUX Surface - 500mL Stock West Stock Mine 137 Koz Au historic production Longitudinal Section Looking North - 500mL - 330mL - 330m Fox Complex - Stock Exploration Gold Grade x Width (g/t x m) 50 to 100 25 to 50 10 to 25 5 to 10 >100 Stock East 200m envelope Next Discovery Near - Term SM21 - 202

MUX Fox Complex: Stock Exploration From Discovery to Resource Surface Cog 0.5g/t Au X - Section looking NE Longitudinal Vertical Section Looking NW SM21 - 202 4.29 g/t / 21 m S19 - 95 27 g/t / 7 m Stock West MRE Meas+Ind = 144,000 ozs Au @ 3.83gpt Au Inferred = 111,000 ozs Au @ 3.30gpt Au

MUX Gold Bar: Mineralization Model WNW ESE Shallow oxide/sulphide and extension of existing mineralization Deep large, high - grade Au potential ( untested ) Target Types Generalized Cross Section Looking Northeast Possible Intrusion?

MUX Gold Bar: Near Mine Extensions Ridge North Connector Footwall Cabin North Cabin South Pick Southwest East Pick Extension Confidence Level High Medium Lower Resource Expansion Target Area Existing Open Pit 2022 Indicated Resource Potential Ridge North East Pick Extension Pick Southwest Cabin South Extension Cabin North

Gold Bar - SW Pick Drilling

Resource Expansion

2022 Near-Mine Potential

- Updated Mapping
- Simplified Modeling
- Drill Immediate Extensions

3-Yr Endowment Potential

- Ridge North
- Cabin North
- Connector Footwall
- Pick Southwest
- Cabin/Rojo
- Atlas Pit



Au_ppm
5
1
0.5
0.2
0.15
GB710
0.682 g/t Au, 155-220 ft, r=93%
GBSW002
(assays pending)
GBSW003
(in progress)
GBSW006
(assays pending)
GBSW005
GB706
0.856 g/t Au, 150-270 ft, r=88%
GBSW001
(assays pending)
Fault Zone
Looking down
0
100
200
300
Plan section +8300.00

MUX

MUX San José Mine N 20 k m 12 miles San José - High Grade in the Americas (49% - Owned) Property outline - Large Property - High Grade Mine - Surrounds Newmont - Ciclon Este New Greenfield Project

# San José – Q3 San Jose & Saavedra Drilling Results



Saavedra Q3: 5332 m, 35 DDH, five of them with economic impacts

| | |
|---|---|
| Betania | SJD-2328: 2.0m @ 5.5g/t Au & 6g/t Ag<br>SJD-2351: 1.1m @ 12.6g/t Au & 7g/t Ag<br>SJD-2371: 6.3m @ 44.4g/t Au & 34g/t Ag<br>SJD-2378: 1.9m @ 7.3g/t Au & 81g/t Ag |
| Florencia | SJD-2353: 2.4m @ 3.8g/t Au & 40g/t Ag<br>SJD-2372: 1.9m @ 14.5g/t Au & 342g/t Ag<br>SJD-2378: 2.0m @ 8.5g/t Au & 24g/t Ag |
| Agostina | SJD-2378: 2.8m @ 5.1g/t Au & 13g/t Ag |

San José Q3: 3,967 m, 9 DDH, six of them with economic impacts

| | |
|---|---|
| Amelia | SJD-2329: 3.0m @ 13.0g/t Au & 1,740g/t Ag<br>SJD-2342: 4.3m @ 14.9/t Au & 1,381g/t Ag<br>SJD-2361: 0.9m @ 3.4g/t Au & 323g/t Ag |
| Tensional HVN | SJD-2346: 1.8m @ 6.7g/t Au & 582g/t Ag |
| Olivia | SJD-2385: 0.8m @ 2.6g/t Au & 196g/t Ag<br>SJM-547: 2.0m @ 7.8g/t Au & 366g/t Ag |


Pit
Saavedra
Oeste

MUX San José - High Grade in the Americas (49% - Owned) Ciclon Este Location from San José Straight line: 70 km south Access by Routes 270 km Partially surrounded by Mining properties of MSC (Red polygon) that we have reviewed and we have no continuity of mineralization. 12 km of veins with high surface silver grades. no drilling, open at depth and opportunities for new bulk mineralization in stockworks not evaluated by the owner Endowment: It is part of a group of Silver - rich projects 45 x 35 km, consisting of Santa Rita, Virginia (from Mirasol), Lejano , Don Adamo and Cyclon E of Yacimiento Patagónicos SA.

MUX San José - High Grade in the Americas (49% - Owned) Fiorella Reyna Stockwork y vetillas paralelas a las vetas Sulfosales Ag en vinillas en roca caja V. María Objective for 2022: Demonstrate continuity of high silver grades @ Depth Six holes and 1,800 meters of drilling planned 1 st phase of exploration in Ciclon Este: Drill testing, 6 drill holes, 1800 m in total

MUX A CEO With a Financial Commitment $ 205 M 18% $1/ Y r Investment 1 Ownership Salary Rob McEwen 18% Institutional 26% Retail 56% 1 - Rob McEwen’s investments: $1 40 million in McEwen Mining shares and $25 million (Aug 13, 2018 press release) , plus $40 million in McEwen Copper shares. 2 - Average Daily Trading Volume over 3 months. 3 - Holdings in million shares. Source: Bloomberg, February 11, 2022. Rob McEwen 82.2 M Van Eck Associates 20.7 M State Street Corp 14.1 M BlackRock 8.4 M Mirae Asset Global Investments 8.4 M Invesco Ltd 7.1 M Weiss Asset Management 6.8 M Vanguard 6.3 M Two Sigma Investments 6.1 M Mmcap International 4.6 M MUX Shares Top 10 Holders 3 Ownership Distribution Outstanding : 459 M Fully Diluted : 495 M ADTV 2 : 2.6 M Price : US$ 0.89 Market Cap : US$409 M

MUX Rob McEwen Chairman and Chief Owner McEwen Mining & McEwen Copper rob@mcewenmining.com Stefan Spears Vice President, Corporate Development stefan@mcewenmining.com (647) 408 - 1849 Tara Saratsiotis Executive Assistant to Rob McEwen tsaratsiotis@mcewenmining.com (647) 258 - 0395 x230 Contact for Additional Information

MUX Appendix

MUX Los Azules: Robust Preliminary Economics 1 Preliminary Economic Assessment (PEA) Oct 16 , 2017 - “NI 43 - 101 Technical Report - Preliminary Economic Assessment Update for the Los Azules Project, Argentina” (Hatch) . All project economic metrics are presented on a post - project approval basis (after completion of additional drilling, prefeasibility and feasibility studies) . All economic assessments are calculated at the Los Azules project level and do not include certain costs including corporate office, interest, financing and exploration expenses . Avg annual production 1 st 13 yrs Mine life Initial capex Base case Cu price Payback After - tax IRR After - tax NPV(8%) 415 Million lbs Cu @ $1.14/lb cash cost 36 yrs $2.4 Billion $3.00/ lb 3.6 yrs 20.1% $2.2 Billion Highlights of the 2017 Los Azules PEA 1 (Hatch Engineering)

MUX 1. Modern solutions good for the people, planet and profit 2. Design the most technologically advanced copper mine possible 3. Minimize negative impacts while maximizing positive social impacts 4. Lowest carbon footprint, greenest mine possible; maximize green energy solutions 5. Maximize local and regional shared benefits; create lasting legacy opportunities 6. Maximize automation and digital twin benefits inclusive of training & education locally 7. Maximize use of enabling technologies, such as digital data warehousing, integrated software solutions & analytics 8. Appeal to the Socially Responsible Investor & wider investment audience, with emphasis on Ethical Mining and Environmental, Social & Governance (ESG) Los Azules Vision: EverGreen Objectives

MUX Los Azules Development to Use Digital Twinning • Project team will optimize results using digital twinning, an integrated dynamic simulation model for mine and processing plant facilities based on Andritz Automation’s IDEAS software https://www.andritz.com/products - en/group/automation/simulation/ideas - simulation - solution . • The simulation model will serve as a digital twin to the actual process plant and other facilities to be constructed at Los Azules. • The tool can adequately train and certify operational staff before the start - up of the actual plant. • Pairing of virtual and physical worlds allows analysis of data and monitoring of systems in order to - identify potential operational issues before they occur - prevent downtime - develop new opportunities - plan using simulations. “Digital twins are becoming a business imperative, covering the entire lifecycle of an asset or process, and forming the foundation for connected products and services . Companies that fail to respond will be left behind . ” Thomas Kaiser, SAP Senior VP of IoT

MUX Digital Twinning Will Speed Up the Advancement of the PFS The digital twin simulation will improve project - related processes and engineering analysis. Anticipated Benefits - Dynamic scenario analysis for consideration of project alternatives and optimization - Integrated mine to mill analysis - Optimal scale and sizing leading to faster detailed design completion with less re - work - Design validation of systems, equipment, and instrumentation and control systems development - Accurate analysis of power requirements and energy optimization - Operating cost optimization and more accurate estimations and variability assessments - A full asset register and accurate bill of materials, leading to better capital estimates and certainty - Improved start - up timing and more efficient ramp - up to full operational capacity.

MUX 14,000 13,000 12,000 11,000 10,000 9,000 8,000 7,000 6,000 5,000 4,000 3,000 2,000 Incentive Cost Curve for Unapproved Copper Projects New Prosperity Tenke Phase 3 Pebble El Abra Mill Al Arco Galore Creek Los Azules Los Chancas Salobo 3 San Nicolas Canaria Norte Harper Creek Kamoa - Kakula Resolution Kansanshi Sulphide Ann Mason Los Helados Ajax Cuajone Kerr - Sulphurets - Mitchell Rosemont Nueva Union Galeno Radomiro Tomic Collahuasi GL4 Koksay Los Calatos Michiquillay Haquira Quebrada Blanca II Schaft Creek La Granja Mina Justa Udokan Inca de Oro Agua Rica Cotabambas Los Pelambres 205 Frieda RIver Cristalino Andina Phase 2 Tampakan Centinala DMC Zafranal Wafi Golpu Taca Taca Cerro Casale El Pachon Josemaria Aynak King King Required copper price (US$/t Cu) Cumulative Production (Paid kt Cu) Spot Copper Price Source: Oct 4, 2018 Copper Top Projects Report by Goldman Sachs Global Investment Research. *According to April 13, 2021 Gold man Sachs Report. Los Azules - One of the More Compelling Development Opportunities in the Marketplace Price Required at Risked - IRR (12%)* Q1 Q2 Q3 Q4

MUX: Reserves & Resources

Mineral Resources

Attributable Gold Resources												
	Measured			Indicated			Measured + Indicated			Inferred		
43-101 Au Resources	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)
San José (49%)	0.9	7.89	218	0.5	5.68	89	1.3	7.09	307	0.9	5.58	164
Los Azules	-	-	-	962.0	0.06	1,700	962.0	0.06	1,700	2,666.0	0.04	3,800
El Gallo Heap Leach	8.8	0.59	167	1.2	0.6	23	10.0	0.59	190	0.1	0.66	3
El Gallo Silver	1	0.08	3	3.5	0.13	15	4.5	0.12	18	0.1	0.14	0
Tonkin	17.5	1.44	820	14.7	1.34	627	32.3	1.39	1,447	8.4	1.13	311
Cabin	-	-	-	0.4	0.81	10	0.4	0.81	10			
Gold Bar South	-	-	-	2.3	0.99	74	2.3	0.99	74	0.3	1.06	11
Pick	-	-	-	12.6	0.91	368	12.6	0.91	368	1.0	0.85	27
Ridge	-	-	-	1.4	0.89	39	1.4	0.89	39	0.7	0.65	14
New Pass (50%)	5	0.97	156	0.1	0.59	1	5.1	0.97	157	-	-	-
Limo	5.9	0.89	168	3.7	0.61	73	9.6	0.78	241	2.2	0.7	51
Davidson Tisdale Main Open Pit	0.45	2.44	36	0.2	2.43	14	0.6	2.44	49	-	-	-
Buffalo Ankerite Open Pit	-	-	-	3.8	2.37	293	3.8	2.37	293	2.7	2.31	203
Paymaster Open Pit	-	-	-	2.8	1.61	145	2.8	1.61	145	0.8	1.61	43
Davidson Tisdale Main Underground	0.02	6.64	4	0.0	4.91	7	0.6	5.43	10	0.1	4.2	10
Davidson Tisdale S-Zone Underground	0.34	5.5	60	0.4	4.52	60	0.7	4.96	120	0.4	4.68	58
Buffalo Ankerite Underground	-	-	-	3.3	4.76	500	3.3	4.76	500	2.8	4.05	367
Paymaster Underground	-	-	-	-	-	-	-	-	-	0.1	6.14	26
Fuller	-	-	-	1.1	4.25	157	1.1	4.25	157	0.7	3.41	76
Black Fox Mine	0.4	5.35	64	0.1	5.06	19	0.5	5.28	84	0.2	5.32	41
Tamarack	-	-	-	0.8	1.83	46	0.8	1.83	46	-	-	-
Grey Fox	-	-	-	7.6	4.8	1,168	7.6	4.80	1,168	1.7	4.35	236
Froome Underground	0.79	4.47	113	0.6	3.92	81	1.4	4.22	194	0.3	3.32	29
Stock West	-	-	-	1.2	3.83	144	1.2	3.83	144	1.0	3.3	111
Stock East Open Pit	-	-	-	2.0	1.26	83	2.0	1.26	83	0.3	0.91	8
Stock East Underground	-	-	-	0.4	3.19	38	0.4	3.19	38	-	-	-
TOTAL			**1,808**			**5,774**			**7,583**			**5,589**

Source: Company disclosures to January 26, 2022. Note: Mineral Resources inclusive of Mineral Reserves (where applicable).

MUX
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MUX MUX: Reserves & Resources Mineral Resources (Cont’d) Source: Company disclosures to March 11, 2021.Note: Mineral Resources inclusive of Mineral Reserves (where applicable). Attributable Silver Resources Measured Indicated Measured + Indicated Inferred 43 - 101 Ag Resources Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) San José (49%) 0.9 4 84 13,359 0.5 335 5,278 1.3 429 18,599 0.9 345 1 0,115 Los Azules 962.0 2 55,700 962.0 2 55,700 2,666.0 2 135,400 El Gallo Heap Leach Material 8.8 2 451 1.2 2 67 10.0 2 518 0.1 2 7 El Gallo Silver 1.0 155 4,791 3.5 127 14,228 4.5 133 19,019 0.1 129 286 New Pass (50%) 5.0 8 1,320 0.1 3 7 5.1 8 1,326 - - - Tamarack - - - 0.8 26 663 0.8 26 663 - - - TOTAL 19,920 75,942 95,825 145,808 Attributable Copper Resources Measured Indicated Measured + Indicated Inferred 43 - 101 Cu Resources Tonnes (millions) % Cu Tonnes (millions) % Cu Pounds (millions) Tonnes (millions) % Cu Pounds (millions) Tonnes (millions) % Cu Pounds (millions) Los Azules - - - 962.0 0.48 10,200 962.0 0.48 10,200 2,666.0 0.33 19,300

MUX MUX: Cautionary Note Regarding NON - GAAP Measures In this presentation, we have provided information prepared or calculated according to U . S . GAAP, as well as provided some non - U . S . GAAP ("non - GAAP") performance measures . Because the non - GAAP performance measures do not have any standardized meaning prescribed by U . S . GAAP, they may not be comparable to similar measures presented by other companies . Total Cash Costs per GEO, and All - in Sustaining Costs (“AISC”) per GEO . Total cash costs consist of mining, processing, on - site general and administrative costs, community and permitting costs related to current explorations, royalty costs, refining and treatment charges (for both doré and concentrate products), sales costs, export taxes and operational stripping costs . All - in sustaining cash costs consist of total cash costs (as described above), plus environmental rehabilitation costs, amortization of the asset retirement costs related to operating sites, sustaining exploration and development costs, and sustaining capital expenditures . In order to arrive at our consolidated all - in sustaining costs, we also include corporate general and administrative expenses . Depreciation is excluded from both total cash costs and all - in sustaining cash costs . For both total cash costs and all - in sustaining costs we include our attributable share of total cash costs from operations where we hold less than a 100 % economic share in the production, such as MSC, where we hold a 49 % interest . Total cash cost and all - in sustaining cash cost per GEO sold are calculated on a co - product basis by dividing the respective proportionate share of the total cash costs and all - in sustaining cash costs for the period attributable to each metal by the ounces of each respective metal sold . We use and report these measures to provide additional information regarding operational efficiencies both on a consolidated and an individual mine basis, and believe that these measures provide investors and analysts with useful information about our underlying costs of operations . A reconciliation to the nearest U . S . GAAP measure is provided in McEwen Mining's Annual Report on Form 10 - K for the year ended December 31 , 2020 . Earnings from Mining Operations The term Earnings from Mining Operations used in this presentation is a non - GAAP financial measure . We use and report this measure because we believe it provides investors and analysts with a useful measure of the underlying earnings from our mining operations . We define Earnings from Mining Operations as Gold and Silver Revenues from our El Gallo Mine, Black Fox Mine, and our 49 % attributable share of the San José Mine's Net Sales, less their respective Production Costs Applicable to Sales . To the extent that Production Costs Applicable to Sales may include depreciation and amortization expense related to the fair value increments on historical business acquisitions (fair value paid in excess of the carrying value of the underlying assets and liabilities assumed on the date of acquisition), we deduct this expense in order to arrive at Production Costs Applicable to Sales that only include depreciation and amortization expense incurred at the mine - site level . The San José Mine Net Sales and Production Costs Applicable to Sales are presented, on a 100 % basis, in Note 5 of McEwen Mining's Annual Report on Form 10 - K for the year ended December 31 , 2020 . Cash, Investments and Precious Metals The term cash, investments and precious metals used in this presentation is a non - GAAP financial measure . We report this measure to better understand our liquidity in each reporting period . Cash, investments and precious metals is calculated as the sum of cash, investments and ounces of doré held in inventory, valued at the London P . M . Fix spot price at the corresponding period . A reconciliation to the most directly comparable U . S . GAAP measure, Sales of Gold and Silver, is provided in McEwen Mining's Annual Report on Form 10 - K for the year ended December 31 , 2020 .